STATE OF SOUTH CAROLINA
TITLE TO REAL ESTATE
COUNTY OF BERKELEY


     KNOW ALL MEN BY THESE PRESENTS, that ENVIROMETFICS, INC. (the "Grantor"), a Delaware corporation, for and in consideration of the sun of Ten and No/100 Dollars ($10.00), and other valuable consideration, to it in hand paid at and before the sealing of these presents by JAMES W. MILLER (the "Grantee"), the receipt of which is hereby acknowledged by the Grantee, has granted, bargained, sold and released, and by these presents does grant, bargain, sell and release unto the Grantee, his heirs, personal representatives, successors and assigns, forever, the following described real property, to-wit:

                FOR LEGAL DESCRIPTION OF PROPERTY SEE EXHIBIT "A"
                     ATTACHED HERETO AND MADE A PART HEREOF

     TOGETHER   with  all  and   singular   the  rights,   members,   tenements,
hereditaments and appurtenances to said
premises belonging or in any wise incident or appertaining.

     TO HAVE AND TO HOLD, all and singular the premises before mentioned unto the grantee, his heirs, personal representatives, successors and assigns, forever.

     AND, the grantors do hereby bind the Grantor and Grantor's heirs, personal representatives, successors and assigns to warrant and forever defend all and singular said premises unto the Grantee and the Grantee's heirs, personal representatives, successors and assigns, against Grantor's and Grantors' heirs, personal representatives, successors and assigns, and every person whomsoever lawfully claiming or to claim the same or any part thereof.

    WITNESS the Grantor's hand and seal this 19th day of December., 1996.


  SIGNED, SEALED AND DELIVERED
  IN THE PRESENCE OF:
                                 ENVIROMETRICS,
                                       BY
                                       Its

STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

     PERSONALLY  appeared before me the  undersigned  witness and made oath that
(s)he saw the within named Envirometrics, Inc., by Walter H. Elliott, III, its President, sign, seal and as its act and deed, deliver the within written Deed, and that (s)he with the other witness witnessed the execution thereof.


Sworn to before me this
day of December, 1996.
Notary  Public for South Carolina
My Commission Expires: 10-31-2001


                                    EXHIBIT A
                                LEGAL DESCRIPTION

     All that piece, parcel or lot of land with the buildings and improvements thereon, situate, lying and being in Berkeley County, South Carolina, and being shown and designated as "Lot 10, 1.14 Ac.11 on a plat by Trico Surveying, Inc., dated March, 1985, and having revisions dated December 18, 1985, March 17, 1986, and October 17, 1986, entitled in part "FINAL PLAT Showing Lots 6 Thru 18, Located in Berkeley Business Center, In The City of Hanahan, Berkeley County, S.C., Property of North Rhett Enterprises, A Partnership, About to be Conveyed to BBC., A Limited Partnership" recorded in Plat Cabinet G, Page 52, RMC Office for Berkeley County, South Carolina, and having such size, shape, buttings, boundings, dimensions and location as will appear by reference to said plat which is incorporated herein by reference, be all the dimensions and measurements shown thereon a little more or less.

     Being the same property conveyed to Envirometrics, Inc., a Delaware corporation, by Bankton Associates, a Delaware partnership, by deed dated September 14, 1995, and recorded September 19, 1995, in the RMC Office for Berkeley County in Book 733, at Page 77.

TMS # 266-05-02-071
                                    C/O E. Duffy Myrtetus, Esq.
Grantee's Address:                      LeClair Ryan, P.C.
                                        707  East Main Street,  llth Floor
                                        Richmond, VA 23219


STATE OF SOUTH CAROLINA
AFFIDAVIT
COUNTY OF BERKELEY

     PERSONALLY appeared before me the undersigned, who, being duly sworn, deposes and says:

     1. Property located at 1019 Bankton Drive, bearing Berkeley County Tax Map Number 266-05-02-071, was transferred by Envirometrics, Inc. to James W. Miller on December 19, 1999.

     2. The transaction was (Check one):

          _______________an arm's length real property transaction and the sales price paid or to be paid in money or money's worth was $ 525,000.00*

          ____________not an arm's length real property transaction and the fair market value of the property is $

     The above transaction is exempt, or partially exempt, from the recording fee as set forth in S.C. Code Ann. Section 12-24-10, I state that I am a responsible person who was connected with the transaction as seq., because the deed ______________________________________________.

     As required by Code Section 12-24-70, I state that I am a responsible person who was connected with the transaction as President of Envirometrics, Inc.

     I further understand that a person required to furnish this affidavit who willfully furnishes a false or fraudulent affidavit is guilty of a misdemeanor and, upon conviction, must be fined not more than one thousand dollars or imprisoned not more than one year, or both.


Sworn to before me this
19th day of December, 1996.


Notary Public for South Carolina

My Commission Expires: 10-31-2001